Exhibit 99.1

0 www.murphyoilcorp.com NYSE: MUR 0 MARCH INVESTOR PRESENTATION MARCH 2022

1 www.murphyoilcorp.com NYSE: MUR 1 Cautionary Note to US Investors – The United States Securities and Exchange Commission (SEC) requires oil and natural gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . We may use certain terms in this presentation, such as “resource”, “gross resource”, “recoverable resource”, “net risked PMEAN resource”, “recoverable oil”, “resource base”, “EUR” or “estimated ultimate recovery” and similar terms that the SEC’s rules prohibit us from including in filings with the SEC . The SEC permits the optional disclosure of probable and possible reserves in our filings with the SEC . Investors are urged to consider closely the disclosures and risk factors in our most recent Annual Report on Form 10 - K filed with the SEC and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website . Forward - Looking Statements – This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are generally identified through the inclusion of words such as “aim”, “anticipate”, “believe”, “drive”, “estimate”, “expect”, “expressed confidence”, “forecast”, “future”, “goal”, “guidance”, “intend”, “may”, “objective”, “outlook”, “plan”, “position”, “potential”, “project”, “seek”, “should”, “strategy”, “target”, “will” or variations of such words and other similar expressions . These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties . Factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement include, but are not limited to : macro conditions in the oil and natural gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices ; increased volatility or deterioration in the success rate of our exploration programs or in our ability to maintain production rates and replace reserves ; reduced customer demand for our products due to environmental, regulatory, technological or other reasons ; adverse foreign exchange movements ; political and regulatory instability in the markets where we do business ; the impact on our operations or market of health pandemics such as COVID - 19 and related government responses ; other natural hazards impacting our operations or markets ; any other deterioration in our business, markets or prospects ; any failure to obtain necessary regulatory approvals ; any inability to service or refinance our outstanding debt or to access debt markets at acceptable prices ; or adverse developments in the US or global capital markets, credit markets or economies in general . For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward - looking statement, see “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the US Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10 - Q or Current Report on Form 8 - K that we file, available from the SEC’s website and from Murphy Oil Corporation’s website at http : //ir . murphyoilcorp . com . Murphy Oil Corporation undertakes no duty to publicly update or revise any forward - looking statements . Non - GAAP Financial Measures – This presentation refers to certain forward - looking non - GAAP measures . Definitions of these measures are included in the appendix . Cautionary Statement and Investor Relations Contacts Kelly Whitley VP, Investor Relations & Communications 281 - 675 - 9107 kelly_whitley@murphyoilcorp.com Megan Larson Staff Investor Relations Analyst 281 - 675 - 9470 megan_larson@murphyoilcorp.com

2 www.murphyoilcorp.com NYSE: MUR 2 Agenda 01 Murphy at a Glance 02 Murphy Priorities 03 Murphy Portfolio 04 Looking Ahead

3 www.murphyoilcorp.com NYSE: MUR 3 Murphy at a Glance Onshore United States • Eagle Ford Shale on private lands in Texas with ~1,300 future locations on ~122,000 net acres • Produced 33.4 MBOEPD in 4Q 2021, comprised of 69% oil and 85% liquids Onshore Canada • Tupper Montney ~1,400 future locations on ~100,000 net acres, produced 263 MMCFD in 4Q 2021 • Kaybob Duvernay ~600 future locations on ~157,000 net acres, produced 8.1 MBOEPD in 4Q 2021 Offshore Deepwater Gulf of Mexico • Fifth largest producer in the Gulf of Mexico, produced 61 MBOEPD 1 in 4Q 2021 • Executing 3 major projects on schedule, with first oil expected in 2Q 2022 Exploration • ~1 BBOE of risked mean resources and more than 6 MM net acres across Gulf of Mexico, offshore Mexico, Brazil and Vietnam Murphy is an independent exploration and production company, producing in three areas with an advantaged portfolio and exploration upside US Onshore Offshore Canada Onshore 22% 35% 43% 150 MBOEPD 4Q 2021 Production 1 25% 26% 49% YE 2021 Proved Reserves 1 699 MMBOE 1 Excluding noncontrolling interest. Proved reserves are based on year - end 2021 third - party audited volumes using SEC pricing Note: Future locations and net acres as of December 31, 2021

4 www.murphyoilcorp.com NYSE: MUR 4 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

5 www.murphyoilcorp.com NYSE: MUR 5 Low Emissions Intensity Energy Generation Ranked top - quartile in low carbon intensity for 2020 among oil - weighted peers • Lowering emissions intensity 15 - 20% by 2030 • Realizing lower costs while reducing environmental impacts • Deepwater offshore assets have the lowest carbon intensity in global oil - producing fields • Monitoring and evaluating further actions to decarbonize

6 www.murphyoilcorp.com NYSE: MUR 6 2021 Sustainability Highlights Progressing Long - Term Goals With Sustainable Operations Ranked #1 in Governance by ISS since 2018 Progressing Environmental Goals • Achieved lowest carbon emissions intensity in corporate history – in - line with top quartile of oil - weighted peers • On track to achieve our 15 - 20% emissions intensity reduction by 2030 from 2019 Committed to Our People and Communities • Zero IOGP* spills in FY 2021 • Low recordable incident rate with no offshore recordables • Continued to operate safely with established COVID - 19 protocols Continued Environmental Leadership and Stewardship • Named one of America’s Most Responsible Companies for 2022 by Newsweek * IOGP = International Association of Oil & Gas Producers IOGP Spill Rate is calculated as the total hydrocarbon spill volume of more than 1 BBL outside secondary containment per million barrels of oil equivalent of operated production

7 www.murphyoilcorp.com NYSE: MUR 7 MURPHY PRIORITIES

8 www.murphyoilcorp.com NYSE: MUR 8 What’s New in 1Q 2022 Major Projects Update • King’s Quay FPS fully moored in Gulf of Mexico • Final pre - commissioning activities ongoing, o n schedule to receive first oil in 2Q 2022 • Khaleesi, Mormont, Samurai well completions progressing • 1 well completed, next in progress • ~70% of umbilicals, risers, flowlines and subsea trees installed • Oil export system fully installed, currently installing natural gas export system Exploration Update – Brazil • Spud non - op Cutthroat - 1 on Feb 20, 2022 • 45 – 60 days anticipated drill time Maintaining Guidance • 1Q 2022 production 136 – 142 MBOEPD • FY 2022 production 164 – 172 MBOEPD • FY 2022 CAPEX $840 – $890 MM

9 www.murphyoilcorp.com NYSE: MUR 9 FY 2021 Progress on Strategic Priorities • Redeemed $300 MM of 2024 Senior Notes • Reduced total debt by $530 MM, or ~17%, since YE 2020 with significant cash flow generation • On track to achieve $1.4 BN debt target by YE 2024 at conservative prices* DELEVER • Maintained schedule for major operated offshore projects with first oil in 2Q 2022 • Achieved record - low G&A expenses of $122 MM, a 13% reduction from FY 2020 • Recognized record - low LOE of $8.65 / BOE, 5% below FY 2020 • Advanced portfolio with 102% total reserve replacement • Accomplished significant environmental milestones EXECUTE • Prepared to spud non - op Cutthroat exploration well in Brazil • Named apparent high bidder on 3 deepwater blocks in Gulf of Mexico Federal Lease Sale 257 • Advanced 2022 exploration drilling program plans with partners EXPLORE * Assumes $65 WTI oil price in FY 2022 and long - term $55 WTI oil price, assuming no exploration success

10 www.murphyoilcorp.com NYSE: MUR 10 2022 Capital Allocation Plan Prioritizing Capital To Support Free Cash Flow Disciplined Capital Plan Supports Further Delevering, Enhanced Shareholder Returns • FY 2022 guidance $840 – $890 MM • ~60% of spend is in 1H 2022 • Highest annual CAPEX from 2022 – 2025 • Prioritizing major Gulf of Mexico projects, totaling $265 MM in FY 2022 • ~70% of development capital is operated • ~65% of operating cash flow* funds FY 2022 capital plan Excess Cash Flow Uses • 20% dividend increase to $0.15 / share in 1Q 2022 • $300 MM debt reduction goal in 2H 2022 47% 25% 16% 9% 3% $270 $255 $190 $150 $865 0 100 200 300 400 500 600 700 800 900 1Q 2022E 2Q 2022E 3Q 2022E 4Q 2022E FY 2022E Accrued CAPEX by Quarter $MM * Assumes $65 WTI oil price in FY 2022 Accrual CAPEX, based on midpoint of guidance range and excluding noncontrolling interest FY 2022 CAPEX By Area ~$865 MM Offshore US Onshore Canada Onshore Exploration Corporate Forecast CAPEX

11 www.murphyoilcorp.com NYSE: MUR 11 0 20 40 60 80 100 120 140 160 180 200 1Q 4Q US Onshore Canada Onshore Offshore 2022 Production Plan Major Project Execution Drives Production Ramp Strong Execution Ability Strengthens Production Profile • 1Q 2022 production 136 – 142 MBOEPD • 53% oil, 60% liquids volumes • Includes planned downtime of: • 2.7 MBOEPD of operated offshore downtime • 2.6 MBOEPD of non - op offshore downtime • 3 MBOEPD onshore downtime • FY 2022 production 164 – 172 MBOEPD • 52% oil, 57% liquids volumes • Khaleesi / Mormont / Samurai project achieves first oil 2Q 2022 • Individual wells brought online sequentially • Onshore wells forecasted online primarily 2Q 2022 and 3Q 2022 • Total production volume increase averages 11% / quarter in FY 2022 FY 2022E Production By Area 44% 38% 19% 2022 Estimated Production Ramp MBOEPD ~168 MBOEPD Offshore Canada Onshore US Onshore

12 www.murphyoilcorp.com NYSE: MUR 12 2022 North America Onshore Plan Balancing Investments for Free Cash Generation Note: Non - op well cadence subject to change per operator plans Eagle Ford Shale non - operated wells adjusted for 14% average working interest 2022 Wells Online 0 5 10 15 20 25 30 35 1Q 2021 2Q 2021 3Q 2021 4Q 2021 Eagle Ford Shale Kaybob Duvernay Tupper Montney Eagle Ford Shale (Non-Op) 2022 Onshore Capital Budget $360 MM ~95 MBOEPD Forecast for FY 2022 • ~30% oil weighting, 34% liquids • ~8% production increase from FY 2021 $220 MM Eagle Ford Shale • 27 operated wells online – 17 Karnes wells, 10 Catarina wells • 32 gross non - operated wells online – 24 gross Karnes wells, 8 gross Tilden wells $120 MM Tupper Montney • 20 operated wells online $19 MM Kaybob Duvernay • 3 operated wells online • Remainder of spending for field development $1 MM Placid Montney • Field maintenance

13 www.murphyoilcorp.com NYSE: MUR 13 2022 Offshore Plan Focused on Executing Major Projects 2022 Offshore Capital Budget $405 MM • $265 MM for major projects in Gulf of Mexico • $65 MM for development and tie - back projects in Gulf of Mexico • $55 MM for non - op Terra Nova • $15 MM for non - op Hibernia ~73 MBOEPD Forecast for FY 2022 • ~80% oil weighting • ~6% production increase from FY 2021 Khaleesi / Mormont / Samurai • Began well completions in 4Q 2021 • Avg 40 - 45 days / well • 1 well completed, next in progress • On track for first oil in 2Q 2022 with 7 wells sequentially online Development and Tieback Projects • Drilling Dalmatian #1 (Desoto Canyon 90) development well, online FY 2023 • Non - op subsea tiebacks at Lucius #10 and Lucius #4 (Keathley Canyon 918, 919) • Non - op Terra Nova asset life extension, anticipated return to production YE 2022 • Drilling 1 non - op Hibernia well, online 4Q 2022

2022 Exploration Plan

Focusing on Core Growth Areas

Targeting ~200 MMBOE Net Resources in FY 2022 Program

- $75 MM 2022 CAPEX

Cutthroat-1, Sergipe-Alagoas Basin, Brazil

- Murphy 20% WI, non-operated
- >2.8 BN BOE discovered in basin
- Material opportunities identified on Murphy WI blocks
- Spud in Feb 2022, 45-60 days anticipated drill time

Tulum 1-EXP, Salina Basin, Offshore Mexico

- Murphy 40% WI, operator
- Proven oil basin in proximity to multiple oil discoveries
- Progressing approvals, targeting drilling FY 2022


US GULF OF MEXICO
OFFSHORE MEXICO
BRAZIL

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
14

15 www.murphyoilcorp.com NYSE: MUR 15 MURPHY PORTFOLIO

16 www.murphyoilcorp.com NYSE: MUR 16 Concentrated Onshore Portfolio With Multi - Year Inventories Tupper Montney Kaybob Duvernay Eagle Ford Shale Oil - Weighted PRICE - ADVANTAGED EAGLE FORD SHALE Natural Gas WELL - POSITIONED FOR IN TUPPER MONTNEY Over 3,300 FUTURE LOCATIONS ~520 MMBOE PROVED RESERVES

Well-Established Gulf of Mexico Portfolio

Low-Emission Intensity Asset

Top 5 Operator
BY PRODUCTION

High Margin
EBITDA/BOE

Over 100 Blocks
4 OPERATED PRODUCTION FACILITIES

Resource Upside
~20 KEY EXPLORATION PROSPECTS

Gulf of Mexico Assets


Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Carver / Donzi
Whydah/Leibniz
Longfellow Oak
Calliope
Front Runner
Ninja
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook DT
Chinook
Lucius
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
17

18 www.murphyoilcorp.com NYSE: MUR 18 High - Impact Exploration Portfolio Company - Making Potential BRAZIL & MEXICO Reduced Risk APPROPRIATE WORKING INTEREST Focused Targeting 3 TO 5 WELLS PER YEAR < $12 BOE F&D TARGET GULF OF MEXICO BRAZIL VIETNAM Exploration Focus Areas

19 www.murphyoilcorp.com NYSE: MUR 19 2022 Exploration Plan Sergipe - Alagoas Basin, Brazil Asset Overview • ExxonMobil 50% (Op), Enauta Energia S.A. 30%, Murphy 20% • Hold WI in 9 blocks, spanning >1.6 MM acres • >2.8 BN BOE discovered in basin • >1.2 BN BOE in deepwater since 2007 • Material opportunities identified on Murphy WI blocks Drilling Program • Spud Cutthroat - 1 on Feb 20, 2022 • ~$27.5 MM net cost • Mean to upward gross resource potential • 500 MMBOE – 1,050 MMBOE • Continuing to mature inventory and plan future well timing Sergipe - Alagoas Basin All blocks begin with SEAL - M 0 50 Kilometers 351 428 430 503 505 501 575 573 637 Murphy WI Block Other Block Discovered Field BRAZIL Planned Well Cutthroat - 1

20 www.murphyoilcorp.com NYSE: MUR 20 Block 5 Overview • Murphy 40% (Op), Petronas 30%, Wintershall Dea 30% • 34 leads / prospects • Mean to upward gross resource potential • 800 MMBO – 2,000 MMBO • Proven oil basin in proximity to multiple oil discoveries in Miocene section • Targeting exploration drilling campaign in 2022 • Initial prospect identified – Tulum 1 - EXP ( fka Linares) • Progressing permitting and regulatory approvals Cholula Appraisal Program • Discretionary 3 - year program approved by CNH • Up to 3 appraisal wells + geologic / engineering studies 2022 Exploration Plan Salina Basin, Mexico Salina Basin Murphy WI Block Other Block Planned Well Discovery 0 60 Kilometers Cholula Block 5 Batopilas Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay 0 30 Kilometers Cholula Block 5 Saasken 200 – 300 MMBOIP Zama 670 MMBOE recoverable Polok 650’ net pay Chinwol 500’ net pay MEXICO Tulum 1 - EXP Sayulita 200 – 300 MMBOIP Yoti Oeste 250 MMBOIP

21 www.murphyoilcorp.com NYSE: MUR 21 LOOKING AHEAD

22 www.murphyoilcorp.com NYSE: MUR 22 Disciplined Strategy Leads to Long - Term Value at Conservative Prices 2022 2023 2024 2025 2026 2027 2028 • Achieving < $1.4 BN debt by 2024* • Reinvesting ~40% of operating cash flow* to maintain average 52% oil - weighting • Maintaining offshore production average of ~80 MBOEPD • Delivering average production of 188 MBOEPD with CAGR of ~7% • Spending annual average CAPEX of ~$650 MM • Targeting enhanced payouts to shareholders through dividend increases while delevering • Advancing exploration portfolio of ~1 BBOE net risked potential resources • Realizing average annual production of ~195 MBOEPD with ~50% average oil weighting based on current portfolio, excluding exploration success • Reinvesting maximum ~60% of operating cash flow* • Ample free cash flow funds further debt reductions, continuing cash returns to shareholders and accretive investments • Targeting corporate investment grade rating * Assumes $65 WTI oil price in FY 2022 and long - term $55 WTI oil price, assuming no exploration success DELEVER EXECUTE EXPLORE

23 www.murphyoilcorp.com NYSE: MUR 23 Focused on Targeted Priorities • Establishing FY 2022 goal of $300 MM long - term debt reduction • Plan allows for long - term debt reduction to ~$1.4 BN by YE 2024*, with potential for further reductions long - term or at higher oil prices DELEVER • Progress major operated projects in the Gulf of Mexico ahead of first oil in 2Q 2022 • Continue achieving drilling and completions cost efficiencies and lowering emissions intensity • Maintain top - tier safety and environmental metrics EXECUTE • Focus on drilling non - op Cutthroat well in Brazil • Prepare FY 2022 drilling program in offshore Mexico and Brunei, with optionality on Gulf of Mexico well EXPLORE * Assumes $65 WTI oil price in FY 2022 and long - term $55 WTI oil price Support shareholders with long - standing dividend policy DIVIDEND

24 www.murphyoilcorp.com NYSE: MUR 24 Why Murphy Oil? Sustainable oil and natural gas assets that are safely operated with low carbon emissions intensity in three operating areas across North America High - potential exploration portfolio with industry - leading offshore capabilities Strong generator of free cash flow with capital allocation flexibility Financial discipline has led to 60 - year track record of returning capital to shareholders Supported by multi - decade founding family, with meaningful board and management ownership

25 www.murphyoilcorp.com NYSE: MUR 25 MARCH INVESTOR PRESENTATION MARCH 2022

26 www.murphyoilcorp.com NYSE: MUR 26 Appendix 1 Non - GAAP Definitions and Reconciliations 2 Glossary of Abbreviations 3 Proved Reserves 4 1Q 2022 Guidance 6 Supplemental Information 5 Current Hedging Positions 7 Acreage Maps

27 www.murphyoilcorp.com NYSE: MUR 27 The following list of Non - GAAP financial measure definitions and related reconciliations is intended to satisfy the requirements of Regulation G of the Securities Exchange Act of 1934, as amended. This information is historical in nature. Murphy undertakes no obligation to publicly update or revise any Non - GAAP financial measure definitions and related reconciliations. Non - GAAP Financial Measure Definitions and Reconciliations

Non-GAAP Reconciliation

EBITDA and EBITDAX

Murphy defines EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A). Murphy defines EBITDAX as net income (loss) attributable to Murphy before interest, taxes, DD&A and exploration expense.

Management believes that EBITDA and EBITDAX provide useful information for assessing Murphy's financial condition and results of operations and are widely accepted financial indicators of the ability of a company to incur and service debt, fund capital expenditure programs, pay dividends and make other distributions to stockholders.

EBITDA and EBITDAX, as reported by Murphy, may not be comparable to similarly titled measures used by other companies and should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). EBITDA and EBITDAX have certain limitations regarding financial assessments because they exclude certain items that affect net income and net cash provided by operating activities. EBITDA and EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions	Three Months Ended – Dec 31, 2021	Three Months Ended – Dec 31, 2020
Net income (loss) attributable to Murphy (GAAP)	168.4	(171.9)
Income tax expense (benefit)	56.6	(44.9)
Interest expense, net	43.4	44.5
DD&A expense	172.2	207.6
EBITDA attributable to Murphy (Non-GAAP)	440.6	35.3
Exploration expense	19.2	24.8
EBITDAX attributable to Murphy (Non-GAAP)	459.8	60.1

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
28

Non-GAAP Reconciliation

ADJUSTED EBITDA

Murphy defines Adjusted EBITDA as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDA is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDA has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDA should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2021	Three Months Ended – Dec 31, 2020
EBITDA attributable to Murphy (Non-GAAP)	440.6	35.3
Mark-to-market (gain) loss on derivative instruments	(116.4)	173.8
Mark-to-market (gain) loss on contingent consideration	(41.9)	15.7
Impairment of assets	25.0	-
Accretion of asset retirement obligations	10.3	10.9
Discontinued operations loss	0.6	0.2
Foreign exchange loss (gain)	0.5	3.2
Unutilized rig charges	0.2	2.8
Asset retirement obligation gains	-	(2.8)
Restructuring expenses	-	3.6
Inventory loss	-	3.5
Adjusted EBITDA attributable to Murphy (Non-GAAP)	**318.9**	**246.2**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	13,939	13,711
Adjusted EBITDA per BOE (Non-GAAP)	**22.88**	**17.96**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
29

Non-GAAP Reconciliation

ADJUSTED EBITDAX

Murphy defines Adjusted EBITDAX as net income (loss) attributable to Murphy[1] before interest, taxes, depreciation, depletion and amortization (DD&A), exploration expense, impairment expense, discontinued operations, foreign exchange gains and losses, mark-to-market gains and losses on derivative instruments, accretion of asset retirement obligations and certain other items that management believes affect comparability between periods.

Adjusted EBITDAX is used by management to evaluate the company's operational performance and trends between periods and relative to its industry competitors.

Adjusted EBITDAX may not be comparable to similarly titled measures used by other companies and it should be considered in conjunction with net income, cash flow from operations and other performance measures prepared in accordance with generally accepted accounting principles (GAAP). Adjusted EBITDAX has certain limitations regarding financial assessments because it excludes certain items that affect net income and net cash provided by operating activities. Adjusted EBITDAX should not be considered in isolation or as a substitute for an analysis of Murphy's GAAP results as reported.

$ Millions, except per BOE amounts	Three Months Ended – Dec 31, 2021	Three Months Ended – Dec 31, 2020
EBITDAX attributable to Murphy (Non-GAAP)	459.8	60.1
Mark-to-market (gain) loss on derivative instruments	(116.4)	173.8
Mark-to-market (gain) loss on contingent consideration	(41.9)	15.7
Impairment of assets	25.0	-
Accretion of asset retirement obligations	10.3	10.9
Discontinued operations loss	0.6	0.2
Foreign exchange loss (gain)	0.5	3.2
Unutilized rig charges	0.2	2.8
Asset retirement obligation gains	-	(2.8)
Restructuring expenses	-	3.6
Inventory loss	-	3.5
Adjusted EBITDAX attributable to Murphy (Non-GAAP)	**338.1**	**271.0**
Total barrels of oil equivalents sold from continuing operations attributable to Murphy (thousands of barrels)	13,939	13,711
Adjusted EBITDAX per BOE (Non-GAAP)	**24.26**	**19.77**

1 'Attributable to Murphy' represents the economic interest of Murphy excluding a 20% noncontrolling interest in MP GOM.

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
30

31 www.murphyoilcorp.com NYSE: MUR 31 BBL: Barrels (equal to 42 US gallons) BCF: Billion cubic feet BCFE: Billion cubic feet equivalent BN: Billions BOE: Barrels of oil equivalent (1 barrel of oil or 6,000 cubic feet of natural gas) BOEPD: Barrels of oil equivalent per day BOPD: Barrels of oil per day CAGR: Compound annual growth rate D&C: Drilling & completion DD&A: Depreciation, depletion & amortization EBITDA: Income from continuing operations before taxes, depreciation, depletion and amortization, and net interest expense EBITDAX: Income from continuing operations before taxes, depreciation, depletion and amortization, net interest expense, and exploration expenses EFS: Eagle Ford Shale EUR: Estimated ultimate recovery F&D: Finding and development G&A: General and administrative expenses GOM: Gulf of Mexico LOE: Lease operating expense MBOE: Thousands barrels of oil equivalent MBOEPD: Thousands of barrels of oil equivalent per day MCF: Thousands of cubic feet MCFD: Thousands cubic feet per day MM: Millions MMBOE: Millions of barrels of oil equivalent MMCF: Millions of cubic feet MMCFD: Millions of cubic feet per day NA: North America NGL: Natural gas liquid ROR: Rate of return R/P: Ratio of reserves to annual production TCF: Trillion cubic feet TCPL: TransCanada Pipeline TOC: Total organic content WI: Working interest WTI: West Texas Intermediate (a grade of crude oil) Glossary of Abbreviations

32 www.murphyoilcorp.com NYSE: MUR 32 25% 26% 49% • Total proved reserves 699 MMBOE at YE 2021 vs 697 MMBOE at YE 2020 • Achieved 102% total reserve replacement • Proved developed reserves 58% • Liquids - weighting improved to 45% • 41% at YE 2020 • Preserved reserve life index >12 years • Proved reserves maintained with minimal capital spend on short - term Gulf of Mexico and onshore assets since FY 2019 2021 Proved Reserves Maintaining Proved Reserves With Minimal Capital Note: Production volumes, sales volumes, reserves and financial amounts exclude noncontrolling interest, unless otherwise sta ted Reserves are based on SEC year - end 2021 audited proved reserves and exclude noncontrolling interest 39% 6% 55% 699 MMBOE 45 % Liquids - Weighted 2021 Proved Reserves By Area US Onshore Offshore Canada Onshore 57% 57% 58% 0 100 200 300 400 500 600 700 800 YE 2019 YE 2020 YE 2021 Proved Developed Proved Undeveloped Proved Reserves MMBOE 2021 Proved Reserves By Product Oil NGL Natural Gas

33 www.murphyoilcorp.com NYSE: MUR 33 1Q 2022 Guidance Producing Asset Oil (BOPD) NGLs (BOPD) Gas (MCFD) Total (BOEPD) US – Eagle Ford Shale 20,600 4,100 23,300 28,600 – Gulf of Mexico excluding NCI 1 45,500 3,500 55,800 58,300 Canada – Tupper Montney – – 243,200 40,500 – Kaybob Duvernay and Placid Montney 4,600 900 16,100 8,200 – Offshore 3,100 – – 3,100 Other 300 – – 300 1Q Production Volume (BOEPD) excl. NCI 1 136,000 – 142,000 1Q Exploration Expense ($MM) $41 Full Year 2022 CAPEX ($MM) excl. NCI 2 $840 – $890 Full Year 2022 Production Volume (BOEPD) excl. NCI 3 164,000 – 172,000 1 Excludes noncontrolling interest of MP GOM of 7,800 BOPD oil, 300 BOPD NGLs and 2,700 MCFD gas 2 Excludes noncontrolling interest of MP GOM of $33 MM 3 Excludes noncontrolling interest of MP GOM of 7,900 BOPD oil, 300 BOPD NGLs and 2,700 MCFD gas

34 www.murphyoilcorp.com NYSE: MUR 34 Current Hedging Positions – Oil * As of January 26, 2022 United States Commodity Type Volumes (BBL/D) Price (BBL) Start Date End Date WTI Fixed Price Derivative Swap 20,000 $44.88 1/1/2022 12/31/2022 Commodity Type Volumes (BBL/D) Put Price (BBL) Call Price (BBL) Start Date End Date WTI Derivative Collar 25,000 $63.24 $75.20 1/1/2022 12/31/2022

35 www.murphyoilcorp.com NYSE: MUR 35 Current Hedging Positions – Natural Gas Montney, Canada Commodity Type Volumes (MMCF/D) Price (MCF) Start Date End Date Natural Gas Fixed Price Forward Sales at AECO 186 C$2.36 1/1/2022 1/31/2022 Natural Gas Fixed Price Forward Sales at AECO 176 C$2.34 2/1/2022 4/30/2022 Natural Gas Fixed Price Forward Sales at AECO 205 C$2.34 5/1/2022 5/31/2022 Natural Gas Fixed Price Forward Sales at AECO 247 C$2.34 6/1/2022 10/31/2022 Natural Gas Fixed Price Forward Sales at AECO 266 C$2.36 11/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 269 C$2.36 1/1/2023 3/31/2023 Natural Gas Fixed Price Forward Sales at AECO 250 C$2.35 4/1/2023 12/31/2023 Natural Gas Fixed Price Forward Sales at AECO 162 C$2.39 1/1/2024 12/31/2024 Natural Gas Fixed Price Forward Sales at AECO 45 US$2.05 1/1/2022 12/31/2022 Natural Gas Fixed Price Forward Sales at AECO 25 US$1.98 1/1/2023 10/31/2024 Natural Gas Fixed Price Forward Sales at AECO 15 US$1.98 11/1/2024 12/31/2024 * As of January 26, 2022

36 www.murphyoilcorp.com NYSE: MUR 36 Financial Results Strengthening Balance Sheet Solid Foundation for Commodity Price Cycles • $521 MM of cash and cash equivalents at Dec 31, 2021 • Net debt of $1.9 BN • Redeemed $300 MM of 6.875% Notes due 2024 in FY 2021 • $242 MM of 2024 senior notes remain outstanding • Continue delevering in 2022 • $1.6 BN senior unsecured credit facility matures Nov 2023, undrawn at Dec 31, 2021 • All debt is unsecured, senior credit facility not subject to semi - annual borrowing base redeterminations 0 500 1,000 1,500 2,000 Notes Drawn RCF Undrawn RCF Note Maturity Profile* $MM 10 Year 20 Year 30 Year Long - Term Debt Profile* Total Bonds Outstanding $BN $2.46 Weighted Avg Fixed Coupon 6.2% Weighted Avg Years to Maturity 7.5 * As of December 31 , 2021

37 www.murphyoilcorp.com NYSE: MUR 37 North America Onshore Area Net Acres Reservoir Inter - Well Spacing (ft) Remaining Wells Karnes 10,092 Lower EFS 300 108 Upper EFS 1,000 151 Austin Chalk 1,100 106 Tilden 64,770 Lower EFS 630 231 Upper EFS 1,200 51 Austin Chalk 1,200 86 Catarina 48,375 Lower EFS 560 234 Upper EFS 1,280 198 Austin Chalk 1,600 100 Total 123,237 1,265 Area Net Acres Inter - Well Spacing (ft) Remaining Wells Two Creeks 28,064 984 117 Kaybob East 33,264 984 147 Kaybob West 26,192 984 104 Kaybob North 25,396 984 101 Simonette 32,962 984 109 Saxon 11,245 984 56 Total 157,123 634 Kaybob Duvernay Well Locations Eagle Ford Shale Operated Well Locations *As of December 31, 2021 *As of December 31, 2021

38 www.murphyoilcorp.com NYSE: MUR 38 Eagle Ford Shale Solid 2021 Underpinned By Ongoing D&C Improvements Eagle Ford Shale Acreage CATARINA TILDEN KARNES Zavala Atascosa Karnes McMullen Frio Dimmit La Salle Live Oak Bee Wilson Murphy Acreage Eagle Ford Shale Drilling and Completions $MM per well 4Q 2021 33 MBOEPD, 69% Oil, 85% Liquids • 4 operated Catarina wells online in 4Q 2021 • 2 Upper EFS, 1 Lower EFS, 1 Austin Chalk FY 2021 36 MBOEPD, 72% Oil, 87% Liquids • FY 2021 CAPEX of $171 MM • Total 23 operated + 45 gross non - operated wells* online in FY 2021 Low Base Decline Rates • Base decline 21% in FY 2021 Drilling and Completions Costs • ~40% reduction in completions costs since FY 2018 • $4.7 MM avg well cost in 2021, down from $6.3 MM in FY 2018 • Now achieving ~9 month well payout • 19% improvement in days spud to rig release with 35% increase in lateral length since FY 2020 * Eagle Ford Shale non - operated wells average 18% working interest $0 $1 $2 $3 $4 $5 $6 $7 2018 2019 2020 2021 Drilling Completions

39 www.murphyoilcorp.com NYSE: MUR 39 Eagle Ford Shale Strong Catarina Well Performance Offers Potential to De - Risk Portfolio Achieving Strong Catarina Results • 4 wells online in Catarina in 4Q 2021, 84% oil weighting • 2 Upper EFS wells, 1 Austin Chalk well in - line with type curves • 1 Lower EFS well significantly above type curve • 4Q 2021 Austin Chalk well – preliminary IP of ~600 BOEPD with 76% oil • ~900 BOEPD when normalized to 10,000’ lateral length • FY 2021 Catarina Lower EFS wells >50% above type curve • Continuous improvement through long laterals, enhanced completions technique • Adjacent operators reporting robust production rates in Austin Chalk • Potential to de - risk ~100 Catarina locations as of YE 2021 2021 Catarina Lower EFS Well Performance 0 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 300 350 Cumulative Oil (BBL) Days Online Recent Catarina Lower EFS Wells Average Catarina Lower EFS Volatile Oil Condensate Wet Gas Dry Gas 10 Miles MEXICO EFS HC phase windows are approximate Dimmit La Salle Webb Proposed Austin Chalk Test Eagle Ford Shale – Austin Chalk Peer Acreage Murphy Catarina Chesapeake EOG SM Energy Permitted 2019 - 2021 Austin Chalk

40 www.murphyoilcorp.com NYSE: MUR 40 Murphy Acreage Facility 5 0 Miles BC Alberta Tupper Montney Acreage Tupper Montney Continual Improvement Drives Stronger Well Performance 4Q 2021 263 MMCFD, 100% Natural Gas FY 2021 259 MMCFD, 100% Natural Gas • Total 14 operated wells online Record - High IP30 Rates in 2021 • Modifications to flowback, facility and wellhead equipment, and procedures • >50% higher rates than 2017 – 2019 averages Tupper Montney Average Gross IP30 Rates MCFPD 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2013 2014 2015 2016 2017 2018 2019 2021

41 www.murphyoilcorp.com NYSE: MUR 41 Gulf of Mexico Major Projects Drive Future Free Cash Flow 4Q 2021 61 MBOEPD, 80% Oil, 86% Liquids • Calliope #1 (Mississippi Canyon 609) back online after hurricane in 3Q 2021 • Completed operated hurricane repairs early in quarter • 1.5 MBOEPD offline through majority of 1Q 2022, awaiting final downstream repairs FY 2021 66 MBOEPD, 79% Oil, 85% Liquids • ~700 BOEPD below original 2021 guidance • Strong well performance offset 4.1 MBOEPD of storm downtime St. Malo Waterflood Project (Non - Op) • Installing multi - phase pump • Wells safely back online after Hurricane Ida • Project remains on track for first water injection in FY 2023 Khaleesi / Mormont / Samurai Project Update • Began completions on 7 - well project in 4Q 2021 • Avg 40 - 45 days / well • Subsea flowline risers and umbilical installations ongoing • King’s Quay FPS transported to final Gulf of Mexico location • Completed mooring installation in Jan 2022 • On track for first oil in 2Q 2022 • Individual wells brought online sequentially

Offshore Canada

Advancing Terra Nova Asset Life Extension Project

Terra Nova FPSO

- Suncor 48% (Op), Cenovus 34%, Murphy 18%
- Partner group advancing asset life extension (ALE) project
  - Will extend production life by ~10 years
- Government of Newfoundland and Labrador contributing up to US$164 MM (C$205 MM) in royalty and financial support
  - Partner group to contribute on matching basis
- $60 MM future net investment

Project Schedule

- Drydocked in Spain for ALE work
- Anticipated return to production YE 2022

Terra Nova Field, Offshore Canada


LABRADOR
QUEBEC
NEWFOUNDLAND
Kilometers
0
200
Terra Nova
Murphy WI Block
Other Blocks
Discovered Field
FPSO

FPSO – Floating production storage and offloading vessel

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
42

43 www.murphyoilcorp.com NYSE: MUR 43 Eagle Ford Shale Peer Acreage

44 www.murphyoilcorp.com NYSE: MUR 44 Kaybob Duvernay Peer Acreage T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 R13W5R14R15R16R17R18R19R20R21R22R23R24R25R26R27 R14W5R15R16R17R18R19R20R21R22R23R24R25R26R27 Fox Creek SAXON KAYBOB WEST KAYBOB EAST KIWENTINOHK Crescent Point CHEVRON PARAMOUNT XTO REPSOL PLACID CENOVUS 6 Miles KEYERA SIMONETTE ENERGY TRANSFER KAYBOB Paramount Chevron MUR DVRN Rights Kiwetinohk Cenovus Crescent Point l XTO Repsol Other Leased - DVRN JV Area Open Crown - DVRN Facility Battery PCC PCC

Tupper Montney

Peer Acreage



Dawson Creek
0
Miles
10
Advantage Montney
ARC Montney
Birchcliff Montney
Ovintiv Montney
Tourmaline Montney
Shell Montney
Other Competitor Montney
Open Crown - Montney
Murphy Montney
Dry Gas Limit
TCPL Pipeline
Murphy Pipeline
Battery
Facility

MURPHY OIL CORPORATION

www.murphyoilcorp.com
NYSE: MUR

45

46 www.murphyoilcorp.com NYSE: MUR 46 Placid Montney Peer Acreage T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 T58 T59 T60 T61 T62 T63 T64 T65 T66 T67 R13W5R14R15R16R17R18R19R20R21R22R23R24R25R26R27 R14W5R15R16R17R18R19R20R21R22R23R24R25R26R27 ARC Open Crown - Mont Other Leased - Mont Paramount Kiwetinohk CNRL XTO Non - Operated Area Tangle Creek Facility Battery Spartan Delta MUR MONT Rights Cenovus KIWETINOHK ARC PARAMOUNT XTO CENOVUS TANGLE CREEK CNRL Fox Creek SAXON KAYBOB WEST KAYBOB EAST PLACID KEYERA SIMONETTE 6 Miles Dry Gas Limit Condensate Limit HALO ENERGY TRANSFER KAYBOB Halo SPARTAN DELTA

47 www.murphyoilcorp.com NYSE: MUR 47 PRODUCING ASSETS Asset Operator Murphy WI 1 Calliope Murphy 29% Cascade Murphy 86% Chinook Murphy 86% Clipper Murphy 80% Cottonwood Murphy 80% Dalmatian Murphy 56% Front Runner Murphy 50% Habanero Shell 27% Kodiak Kosmos 48% Lucius Anadarko 12% Marmalard Murphy 24% Marmalard East Murphy 65% Medusa Murphy 48% Nearly Headless Nick Murphy 27% Neidermeyer Murphy 53% Powerball Murphy 75% Son of Bluto II Murphy 27% St. Malo Chevron 20% Tahoe W&T 24% Thunder Hawk Murphy 50% Gulf of Mexico Murphy Blocks Note: Anadarko is a wholly - owned subsidiary of Occidental Petroleum 1 Excluding noncontrolling interest Gulf of Mexico Assets GC WR EW KC GB MC DC LU AT LL HE VK DD Miles 50 0 Lucius Cascade St. Malo Chinook Front Runner Medusa Dalmatian S. Delta House Rushmore Guilder Silver Dollar West Ninja Silver Dollar Blanco Creek Carver / Donzi King’s Quay Longfellow Oak Whydah/Leibniz Oso / Liberty Chinook DT Hoffe Park Calliope Nearly Headless Nick Murphy WI Block Offshore Platform FPSO 2023 Well Discovery Key Exploration Project

Exploration Update

Gulf of Mexico

Interests in 126 Gulf of Mexico OCS Blocks

- ~725,000 total gross acres, 58 exploration blocks
- ~1 BBOE gross resource potential
  - 20 key prospects
- Lease sale Nov 17
  - Apparent high bidder on 3 exploration blocks
  - No change in royalty rates

Oso #1 (Atwater Valley 137 / 138)

- Murphy 50% (Op), Ridgewood 50%
- Mean to upward gross resource potential
  - 130 – 275 MMBOE
- Targeting exploration drilling in 2023

Gulf of Mexico Exploration Area



Dalmatian S.
Hoffe Park
Silver Dollar
Silver Dollar West
Medusa
Delta House
Blanco Creek
Carver / Donzi
Whydah/Leibniz
Longfellow Oak
Calliope
Front Runner
Ninja
Guilder
Nearly Headless Nick
Oso / Liberty
Rushmore
King's Quay
Cascade
St. Malo
Chinook DT
Chinook
Lucius
0
Miles
50
2023 Well
Discovery
Key Exploration Project
Murphy WI Block
Offshore Platform
FPSO

MURPHY OIL CORPORATION
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48

Exploration Update

Potiguar Basin, Brazil

Asset Overview

- Wintershall Dea 70% (Op), Murphy 30%
- Hold WI in 3 blocks, spanning ~775 M gross acres
- Proven oil basin in proximity to Pitu oil discovery

Extending the Play into the Deepwater

- >2.1 BBOE discovered in basin
  - Onshore and shelf exploration
  - Pitu step-out into deepwater
- Continuing to mature inventory
- Targeting 2023 – 2024 spud

Potiguar Basin



Murphy WI Block
Other Block
Discovered Field
Kilometers
0
50
Petrobras/BP/ GALP/IBV
Petrobras/BP/ GALP/IBV
Petrobras
Petrobras/ BP/GALP
Petrobras/ BP/GALP
Pitu
POT-M-857
Petrobras/ Shell
Shell
POT-M-863
POT-M-865
Petrobras/ Shell
BRAZIL

MURPHY OIL CORPORATION
www.murphyoilcorp.com
NYSE: MUR
49

50 www.murphyoilcorp.com NYSE: MUR 50 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 1/05 • Received approval of the Lac Da Vang (LDV) retainment / development area • LDV field development plan adopted by all partners, submitted to government for approval • LDT - 1X discovery in 2019 • Maturing remaining block prospectivity • LDT - 1X discovery and other exploration upside has potential to add bolt - on resources to LDV Development Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHOUNG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

51 www.murphyoilcorp.com NYSE: MUR 51 Asset Overview • Murphy 40% (Op), PVEP 35%, SKI 25% Block 15 - 2/17 • 3 - year primary exploration period ends 4Q 2022 • Seeking extension due to COVID - 19 related delays • 1 well commitment • 2 initial prospects identified • Seismic reprocessing, geological / geophysical studies ongoing Exploration Update Cuu Long Basin, Vietnam Cuu Long Basin Murphy WI Block Murphy Prospect Discovered Field BLOCK 15 - 02/17 15 - 2 15 - 2 16 - 1 15 - 1 09 - 2 - 10 BLOCK 15 - 01/05 SU TU VANG LAC DA VANG TE GIAC TRANG RANG DONG JVPC PHUONG DONG LAC DA NAU HAI SU DEN HAI SU TRANG LAC DA HONG HAI SU HONG HAI SU BAC HAI SU VANG LAC DA TRANG DISCOVERY SU TU TRANG LAC DA TRANG WEST LAC DA TRANG NORTH WEST 15 km

52 www.murphyoilcorp.com NYSE: MUR 52 MARCH INVESTOR PRESENTATION MARCH 2022